Exhibit 10.5

FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT

dated as of

November 22, 2021

among

JPMORGAN CHASE BANK, N.A.,
as the Initial FRG Representative and the Initial FRG Collateral Agent,

JPMORGAN CHASE BANK, N.A.,
as the BDK Representative and the BDK Collateral Agent,

and

each additional Representative and Collateral Agent from time to time party hereto and acknowledged and agreed to by

FRANCHISE GROUP, INC.,

as the Company and the other Grantors referred to herein

TABLE OF CONTENTS

i

Section 5.12	Section Headings	26
Section 5.13	Counterparts	26
Section 5.14	Replacement FRG Credit Agreement Obligations	26
Section 5.15	Authorization	28
Section 5.16	No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights	28
Section 5.17	[Reserved]	28
Section 5.18	Additional Grantors	28

EXHIBITS

Exhibit A	-	Form of Joinder Agreement (Replacement FRG Credit Agreement)
Exhibit B	-	Form of Replacement FRG Credit Agreement Designation
Exhibit C	-	Form of Joinder Agreement (Additional Grantors)

ii

This FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of November 22, 2021, among JPMORGAN CHASE BANK, N.A., as administrative agent for the Initial FRG Claimholders (in such capacity and together with its successors from time to time in such capacity, the “Initial FRG Representative”), and as collateral agent for the Initial FRG Claimholders (in such capacity and together with its successors from time to time in such capacity, the “Initial FRG Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Representative for the BDK Claimholders (in such capacity and together with its successors from time to time in such capacity, the “BDK Representative”), and as collateral agent for the BDK Claimholders (in such capacity and together with its successors from time to time in such capacity, the “BDK Collateral Agent”), and each additional Representative and Collateral Agent from time to time party hereto for the Replacement FRG Claimholders of the Series with respect to which it is acting in such capacity, and acknowledged and agreed to by FRANCHISE GROUP, INC. (the “Company”) and the other Grantors. Capitalized terms used in this Agreement have the meanings assigned to them in Article 1 below.

WHEREAS, reference is made to (i) that certain First Lien Credit Agreement, dated as of March 10, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by the First Amendment to First Lien Credit Agreement, dated as of the date hereof, in a manner that is not in violation of this Agreement or any other First Lien Document, the “Initial FRG Credit Agreement”), among the Company, Franchise Group Newco PSP, LLC, a Delaware limited liability company (“NewCo PSP”), Valor Acquisition, LLC, a Delaware limited liability company (“Valor”) and Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company (“NewCo AF” and, together with the Company, NewCo PSP and Valor, the “Borrowers”), the lenders party thereto, the Initial FRG Representative and the Initial FRG Collateral Agent and (ii) that certain First Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in a manner that is not in violation of this Agreement or any other First Lien Document, the “BDK Credit Agreement”), among the Borrowers, the lenders party thereto, the BDK Representative and the BDK Collateral Agent;

WHEREAS, in connection with (i) the Initial FRG Credit Agreement, certain Subsidiaries of the Company have entered into the Guarantee Agreement (as defined in the Initial FRG Credit Agreement) pursuant to which such Subsidiaries (such current Subsidiaries and any future Subsidiaries of the Company that enter into such Guarantee Agreement, the “Guarantor Subsidiaries”) have agreed to guaranty the Initial FRG Obligations (the “FRG Guaranty”) and (ii) the BDK Credit Agreement, the Guarantor Subsidiaries have agreed to guaranty the BDK Credit Agreement Obligations (the “BDK Guaranty”);

WHEREAS, (i) the obligations of the Borrowers under the Initial FRG Credit Agreement, including the Initial FRG Swap Obligations and the Initial FRG Cash Management Obligations, and the obligations of the Guarantor Subsidiaries under the FRG Guaranty will be secured on a first-priority basis by liens on substantially all the assets of the Borrowers and the Guarantor Subsidiaries, respectively, pursuant to the terms of the Initial FRG Collateral Documents and (ii) the obligations of the Borrowers under the BDK Credit Agreement and the obligations of the Guarantor Subsidiaries under the BDK Guaranty will be secured on a first-priority basis by liens on substantially all the assets of the Borrowers and the Guarantor Subsidiaries, respectively, pursuant to the terms of the BDK Collateral Documents;

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WHEREAS, each of the Initial FRG Credit Agreement Documents and the BDK Credit Agreement Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the Initial FRG Representative (for itself and on behalf of each other Initial FRG Claimholder), the Initial FRG Collateral Agent (for itself and on behalf of each other Initial FRG Claimholder), the BDK Representative (for itself and on behalf of each other BDK Claimholder) and the BDK Collateral Agent (for itself and on behalf of each other BDK Claimholder), intending to be legally bound, hereby agrees as follows:

Article I.

DEFINITIONS

Section 1.1	Certain Defined Terms.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Initial FRG Credit Agreement (whether or not then in effect), and the following terms which are defined in the UCC are used herein as so defined (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof): Certificated Security, Commodity Account, Commodity Contract, Deposit Account, Electronic Chattel Paper, Promissory Note, Instrument, Letter of Credit Right, Securities Entitlement, Securities Account and Tangible Chattel Paper. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning set forth in the introductory paragraph hereto.

“Applicable Collateral Agent” means (i) until the earlier of (y) the Discharge of FRG Credit Agreement and (z) the Non-Controlling Representative Enforcement Date, the FRG Credit Agreement Collateral Agent and (ii) from and after the earlier of (y) the Discharge of FRG Credit Agreement and (z) the Non-Controlling Representative Enforcement Date, the BDK Collateral Agent.

“Applicable Representative” means (i) until the earlier of (y) the Discharge of FRG Credit Agreement and (z) the Non-Controlling Representative Enforcement Date, the FRG Credit Agreement Representative and (ii) from and after the earlier of (y) the Discharge of FRG Credit Agreement and (z) the Non-Controlling Representative Enforcement Date, the BDK Representative.

“Bankruptcy Case” has the meaning set forth in Section 2.5(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

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“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“BDK Claimholders” means the holders of any BDK Credit Agreement Obligations, the BDK Representative and the BDK Collateral Agent.

“BDK Collateral Agent” has the meaning set forth in the introductory paragraph to this Agreement.

“BDK Collateral Documents” means the Security Documents (as defined in the BDK Credit Agreement) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any BDK Credit Agreement Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time); provided that, solely for the purposes of this Agreement, “BDK Collateral Documents” shall not include the Badcock Security Documents or the Badcock Master Intercompany Note (each as defined in each of the Initial FRG Credit Agreement and the BDK Credit Agreement).

“BDK Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“BDK Credit Agreement Documents” means the BDK Credit Agreement, each BDK Collateral Document and each of the other agreements, documents and instruments providing for or evidencing any other BDK Credit Agreement Obligations, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time; provided that, solely for the purposes of this Agreement, “BDK Credit Agreement Documents” shall not include the Badcock Security Documents or the Badcock Master Intercompany Note (each as defined in each of the Initial FRG Credit Agreement and the BDK Credit Agreement).

“BDK Credit Agreement Obligations” means all amounts owing to any BDK Claimholder pursuant to the terms of any BDK Credit Agreement Document, including all amounts in respect of any principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding. BDK Credit Agreement Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor. For avoidance of doubt, neither the Initial FRG Obligations nor any Replacement FRG Credit Agreement Obligations shall constitute BDK Credit Agreement Obligations.

“BDK Representative” has the meaning set forth in the introductory paragraph to this Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Collateral” means all assets and properties subject to, or purported to be subject to, Liens created pursuant to any First Lien Collateral Document to secure one or more Series of First Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any First Lien Claimholder; provided that, for the avoidance of doubt and solely for purposes of this Agreement, “Collateral” shall not include any Badcock Collateral (as defined in each of the Initial FRG Credit Agreement and the BDK Credit Agreement).

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“Collateral Agent” means (i) in the case of any FRG Credit Agreement Obligations, the FRG Credit Agreement Collateral Agent (which in the case of the Initial FRG Obligations shall be the Initial FRG Collateral Agent and in the case of any Replacement FRG Credit Agreement shall be the Replacement FRG Collateral Agent) and (ii) in the case of the BDK Credit Agreement Obligations, the BDK Collateral Agent.

“Company” has the meaning set forth in the introductory paragraph to this Agreement.

“Control Collateral” means any Shared Collateral in the “control” (within the meaning of Section 9-104, 9-105, 9-106, 9-107 or 8-106 of the Uniform Commercial Code of any applicable jurisdiction) of any Collateral Agent (or its agents or bailees), to the extent that control thereof perfects a Lien thereon under the Uniform Commercial Code of any applicable jurisdiction. Control Collateral includes any Deposit Accounts, Securities Accounts, Securities Entitlements, Commodity Accounts, Commodity Contracts, Letter of Credit Rights or Electronic Chattel Paper over which any Collateral Agent has “control” under the applicable Uniform Commercial Code.

“Controlling Claimholders” means (i) at any time when the FRG Credit Agreement Collateral Agent is the Applicable Collateral Agent, the FRG Credit Agreement Claimholders and (ii) at any other time, the Series of First Lien Claimholders whose Collateral Agent is the Applicable Collateral Agent.

“Designation” means a designation of a Replacement FRG Credit Agreement, in each case, in substantially the form of Exhibit B attached hereto.

“DIP Financing” has the meaning set forth in Section 2.5(b).

“DIP Financing Liens” has the meaning set forth in Section 2.5(b).

“DIP Lenders” has the meaning set forth in Section 2.5(b).

“Discharge” means, with respect to any Series of First Lien Obligations, that such Series of First Lien Obligations is no longer secured by, and no longer required to be secured by, any Shared Collateral pursuant to the terms of the applicable First Lien Documents for such Series of First Lien Obligations. The term “Discharged” shall have a corresponding meaning.

“Discharge of FRG Credit Agreement” means, except to the extent otherwise provided in Section 2.6, the Discharge of the FRG Credit Agreement Obligations; provided that the Discharge of FRG Credit Agreement shall be deemed not to have occurred if a Replacement FRG Credit Agreement is entered into until, subject to Section 2.6, the Replacement FRG Credit Agreement Obligations shall have been Discharged.

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“Equity Release Proceeds” has the meaning set forth in Section 2.4(a).

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any First Lien Document.

“First Lien Claimholders” means (i) the FRG Credit Agreement Claimholders and (ii) the BDK Claimholders.

“First Lien Collateral Documents” means, collectively, (i) the FRG Credit Agreement Collateral Documents and (ii) the BDK Collateral Documents.

“First Lien Documents” means (i) the FRG Credit Agreement Documents and (ii) the BDK Credit Agreement Documents.

“First Lien Obligations” means, collectively, (i) the FRG Credit Agreement Obligations and (ii) the BDK Credit Agreement Obligations.

“FRG Credit Agreement” means (i) the Initial FRG Credit Agreement and (ii) each Replacement FRG Credit Agreement.

“FRG Credit Agreement Claimholders” means (i) the Initial FRG Claimholders and (ii) the Replacement FRG Claimholders.

“FRG Credit Agreement Collateral Agent” means (i) the Initial FRG Collateral Agent and (ii) the Replacement FRG Collateral Agent under any Replacement FRG Credit Agreement.

“FRG Credit Agreement Collateral Documents” means (i) the Initial FRG Collateral Documents and (ii) the Replacement FRG Credit Agreement Collateral Documents.

“FRG Credit Agreement Documents” means (i) the Initial FRG Credit Agreement Documents and (ii) the Replacement FRG Credit Agreement Documents.

“FRG Credit Agreement Obligations” means (i) the Initial FRG Obligations and (ii) the Replacement FRG Credit Agreement Obligations.

“FRG Credit Agreement Representative” means (i) the Initial FRG Representative and (ii) the Replacement FRG Representative under any Replacement FRG Credit Agreement.

“Grantors” means the Company, each of the other Borrowers and each Subsidiary of the Company which has granted a security interest pursuant to any First Lien Collateral Document to secure any Series of First Lien Obligations; provided that, solely for the purposes of this Agreement, “Grantors” shall not include Badcock (as defined in each of the Initial FRG Credit Agreement and the BDK Credit Agreement).

“Impairment” has the meaning set forth in Section 2.1(b)(ii).

“Indebtedness” means indebtedness in respect of borrowed money.

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“Initial FRG Cash Management Obligations” means Cash Management Obligations as defined in the Initial FRG Credit Agreement.

“Initial FRG Claimholders” means the holders of any Initial FRG Obligations, including the “Secured Parties” as defined in the Initial FRG Credit Agreement or in the Initial FRG Collateral Documents, and the Initial FRG Representative and Initial FRG Collateral Agent.

“Initial FRG Collateral Agent” has the meaning set forth in the introductory paragraph to this Agreement.

“Initial FRG Collateral Documents” means the Security Documents (as defined in the Initial FRG Credit Agreement) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Initial FRG Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time); provided that, solely for the purposes of this Agreement, “Initial FRG Collateral Documents” shall not include the Badcock Security Documents or the Badcock Master Intercompany Note (each as defined in each of the Initial FRG Credit Agreement and the BDK Credit Agreement).

“Initial FRG Credit Agreement” has the meaning set forth in the recitals to this Agreement.

“Initial FRG Credit Agreement Documents” means the Initial FRG Credit Agreement, each Initial FRG Collateral Document and the other Loan Documents (as defined in the Initial FRG Credit Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other Initial FRG Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time; provided that, solely for the purposes of this Agreement, “Initial FRG Credit Agreement Documents” shall not include the Badcock Security Documents or the Badcock Master Intercompany Note (each as defined in each of the Initial FRG Credit Agreement and the BDK Credit Agreement).

“Initial FRG Obligations” means the Secured Obligations as defined in the Initial FRG Credit Agreement.

“Initial FRG Swap Obligations” means Secured Swap Obligations as defined in the Initial FRG Credit Agreement.

“Initial FRG Representative” has the meaning set forth in the introductory paragraph to this Agreement.

“Insolvency or Liquidation Proceeding” means:

(a)               any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b)               any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its assets;

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(c)               any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d)               any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Grantor.

“Intervening Creditor” has the meaning set forth in Section 2.1(b)(i).

“Joinder Agreement” means a document in the form of Exhibit A to this Agreement required to be delivered by a Replacement FRG Representative to the BDK Collateral Agent and the BDK Representative pursuant to Section 5.14 of this Agreement in order to create an additional Series of Replacement FRG Credit Agreement Obligations and bind Replacement FRG Claimholders hereunder.

“Lien” means any lien (including judgment liens and liens arising by operation of law), mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, call, trust (whether contractual, statutory, deemed, equitable, constructive, resulting or otherwise), UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing, including any right of set-off or recoupment.

“Non-Controlling Claimholders” means the First Lien Claimholders which are not Controlling Claimholders.

“Non-Controlling Representative” means, at any time, each Representative that is not the Applicable Representative at such time.

“Non-Controlling Representative Enforcement Date” means, with respect to any Non-Controlling Representative, the date which is 180 days after the occurrence of both (i) an Event of Default (under and as defined in the First Lien Documents under which such Non-Controlling Representative is the Representative) and (ii) each Collateral Agent’s and each other Representative’s receipt of written notice from such Non-Controlling Representative certifying that the First Lien Obligations of the Series with respect to which such Non-Controlling Representative is the Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable First Lien Document; provided that the Non-Controlling Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Applicable Collateral Agent acting on the instructions of the Applicable Representative has commenced and is diligently pursuing any enforcement action with respect to Shared Collateral, (2) at any time the Grantor that has granted a security interest in Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (3) if such Non-Controlling Representative subsequently rescinds or withdraws the written notice provided for in clause (ii).

“Possessory Collateral” means any Shared Collateral in the possession of any Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes any Certificated Securities, Promissory Notes, Instruments, and Tangible Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the First Lien Collateral Documents.

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“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the FRG Credit Agreement Documents or the BDK Credit Agreement Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Proceeds” has the meaning set forth in Section 2.1(a).

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Indebtedness in exchange or replacement for, such Indebtedness in whole or in part and regardless of whether the principal amount of such Refinancing Indebtedness is the same, greater than or less than the principal amount of the Refinanced Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees and substantially the same collateral) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Replacement FRG Claimholders” means the holders of any Replacement FRG Credit Agreement Obligations, including the “Secured Parties” as defined in the Replacement FRG Credit Agreement or in the Replacement FRG Credit Agreement Collateral Documents, and the Replacement FRG Representative and Replacement FRG Collateral Agent.

“Replacement FRG Collateral Agent” means, in respect of any Replacement FRG Credit Agreement, the collateral agent or person serving in similar capacity under the Replacement FRG Credit Agreement.

“Replacement FRG Collateral Documents” means the Security Documents or Collateral Documents or similar term (as defined in the Replacement FRG Credit Agreement) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Replacement FRG Credit Agreement Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Replacement FRG Credit Agreement” means any loan agreement, indenture or other agreement that (i) Refinances the FRG Credit Agreement in accordance with Section 2.8 hereof so long as, after giving effect to such Refinancing, the agreement that was the FRG Credit Agreement immediately prior to such Refinancing is no longer secured, and no longer required to be secured, by any of the Collateral and (ii) becomes the FRG Credit Agreement hereunder by designation as such pursuant to Section 5.14.

“Replacement FRG Credit Agreement Documents” means the Replacement FRG Credit Agreement, each Replacement FRG Credit Agreement Collateral Document and the other Loan Documents or similar term (as defined in the Replacement FRG Credit Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other Replacement FRG Credit Agreement Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

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“Replacement FRG Credit Agreement Obligations” means the Secured Obligations or similar term (as defined in the Replacement FRG Credit Agreement).

“Replacement FRG Representative” means, in respect of any Replacement FRG Credit Agreement, the administrative agent, trustee or person serving in similar capacity under the Replacement FRG Credit Agreement.

“Representative” means, at any time, (i) in the case of any Initial FRG Obligations or the Initial FRG Claimholders, the Initial FRG Representative, (ii) in the case of any Replacement FRG Credit Agreement Obligations or the Replacement FRG Claimholders, the Replacement FRG Representative and (iii) in the case of the BDK Credit Agreement Obligations or the BDK Claimholders, the BDK Representative.

“Series” means (a) with respect to the First Lien Claimholders, each of (i) the Initial FRG Claimholders (in their capacities as such), (ii) the BDK Claimholders (in their capacities as such) and (iii) the Replacement FRG Claimholders (in their capacities as such), and (b) with respect to any First Lien Obligations, each of (i) the Initial FRG Obligations, (ii) the BDK Credit Agreement Obligations and (iii) the Replacement FRG Credit Agreement Obligations.

“Shared Collateral” means, at any time, Collateral, which for the avoidance of doubt and solely for the purposes of this Agreement, will not include the Badcock Collateral (as defined in each of the Initial FRG Credit Agreement and the BDK Credit Agreement) which the holders of two or more Series of First Lien Obligations (or their respective Representatives or Collateral Agents on behalf of such holders) hold, or purport to hold, or are required to hold pursuant to the First Lien Documents in respect of such Series, a valid security interest or Lien at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold, or purport to hold, or are required to hold pursuant to the First Lien Documents in respect of such Series, a valid security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold, or purport to hold, or are required to hold pursuant to the First Lien Documents in respect of such Series, a valid security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not hold, or purport to hold, or is required to hold pursuant to the First Lien Documents in respect of such Series, a valid security interest or Lien in such Collateral at such time.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of such other Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

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“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Underlying Assets” has the meaning set forth in Section 2.4(a).

Section 1.2	Rules of Interpretation.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as amended, restated, amended and restated, supplemented or otherwise modified from time to time and any reference herein to any statute or regulations shall include any amendment, renewal, extension or replacement thereof, (ii) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns from time to time, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

Article II.

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

Section 2.1	Priority of Claims.

(a)               Anything contained herein or in any of the First Lien Documents to the contrary notwithstanding (but subject to Sections 2.1(b) and 2.11(b)), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent is taking action to enforce rights in respect of any Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any First Lien Claimholder receives any payment pursuant to any intercreditor agreement (other than this Agreement) or otherwise with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any Shared Collateral or Equity Release Proceeds received by any First Lien Claimholder or received by the Applicable Collateral Agent or any First Lien Claimholder pursuant to any such intercreditor agreement or otherwise with respect to such Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following clause THIRD below) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) or otherwise (all proceeds of any sale, collection or other liquidation of any Collateral comprising either Shared Collateral or Equity Release Proceeds and all proceeds of any such distribution and any proceeds of any insurance covering the Shared Collateral received by the Applicable Collateral Agent and not returned to any Grantor under any First Lien Document being collectively referred to as “Proceeds”), shall be applied by the Applicable Collateral Agent in the following order:

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(i)                 FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such) and each Representative (in its capacity as such) secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, including all reasonable costs and expenses incurred by each Collateral Agent (in its capacity as such) and each Representative (in its capacity as such) in connection with such collection or sale or otherwise in connection with this Agreement, any other First Lien Document or any of the First Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other First Lien Document and all fees and indemnities owing to such Collateral Agents and Representatives, ratably to each such Collateral Agent and Representative in accordance with the amounts payable to it pursuant to this clause FIRST;

(ii)              SECOND, subject to Sections 2.1(b) and 2.11(b), to the extent Proceeds remain after the application pursuant to preceding clause (i), to each Representative for the payment in full of the First Lien Obligations of each Series secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, and, if the amount of such Proceeds are insufficient to pay in full the First Lien Obligations of each Series so secured then such Proceeds shall be allocated among the Representatives of each Series secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, pro rata according to the amounts of such First Lien Obligations owing to each such respective Representative and the other First Lien Claimholders represented by it for distribution by such Representative in accordance with its respective First Lien Documents; and

(iii)            THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (i) and (ii), to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same, including pursuant to any Junior Lien Intercreditor Agreement or similar term (as defined in the FRG Credit Agreement), if applicable.

If, despite the provisions of this Section 2.1(a), any First Lien Claimholder shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.1(a), such First Lien Claimholder shall hold such payment or recovery in trust for the benefit of all First Lien Claimholders for distribution in accordance with this Section 2.1(a).

(b)               (i) Notwithstanding the foregoing, with respect to any Shared Collateral or Equity Release Proceeds for which a third party (other than a First Lien Claimholder) has a Lien that is junior in priority to the Lien of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral, Equity Release Proceeds or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral, Equity Release Proceeds or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment (as defined herein) exists.

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(ii)              In furtherance of the foregoing and without limiting the provisions of Section 2.3, it is the intention of the First Lien Claimholders of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Claimholders of any other Series) (1) bear the risk of any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have a valid and perfected security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations and (2) not take into account for purposes of this Agreement the existence of any Collateral (other than Equity Release Proceeds) for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (1) or (2) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.1) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the First Lien Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

(c)               It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then existing First Lien Documents and subject to any limitations set forth in this Agreement, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.1(a) or the provisions of this Agreement defining the relative rights of the First Lien Claimholders of any Series.

(d)               Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the First Lien Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 2.1(b)), each First Lien Claimholder hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

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Section 2.2	Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a)               Notwithstanding Section 2.1, (i) only the Applicable Collateral Agent shall act or refrain from acting with respect to Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral), (ii) the Applicable Collateral Agent shall act only on the instructions of the Applicable Representative and shall not follow any instructions with respect to such Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Representative (or any other First Lien Claimholder other than the Applicable Representative) and (iii) no First Lien Claimholder shall or shall instruct any Collateral Agent to, and any other Collateral Agent that is not the Applicable Collateral Agent shall not, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, Shared Collateral (including with respect to any other intercreditor agreement with respect to Shared Collateral), whether under any First Lien Collateral Document (other than the First Lien Collateral Documents applicable to the Applicable Collateral Agent), applicable law or otherwise, it being agreed that only the Applicable Collateral Agent, acting in accordance with the First Lien Collateral Documents applicable to it, shall be entitled to take any such actions or exercise any remedies with respect to such Shared Collateral at such time.

(b)               Without limiting the provisions of Section 4.2, each Representative and Collateral Agent that is not the Applicable Collateral Agent hereby appoints the Applicable Collateral Agent as its agent and authorizes the Applicable Collateral Agent to exercise any and all remedies under each First Lien Collateral Document with respect to Shared Collateral and to execute releases in connection therewith.

(c)               Notwithstanding the equal priority of the Liens securing each Series of First Lien Obligations granted on the Shared Collateral, the Applicable Collateral Agent (acting on the instructions of the Applicable Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior and exclusive Lien on such Shared Collateral. No Non-Controlling Representative, Non-Controlling Claimholder or Collateral Agent that is not the Applicable Collateral Agent will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Representative or the Controlling Claimholders or any other exercise by the Applicable Collateral Agent, the Applicable Representative or the Controlling Claimholders of any rights and remedies relating to the Shared Collateral. The foregoing shall not be construed to limit the rights and priorities of any First Lien Claimholder, Collateral Agent or Representative with respect to any Collateral not constituting Shared Collateral.

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(d)               The BDK Collateral Agent and the BDK Representative agree that they will not accept any Lien on any Collateral for the benefit of any BDK Credit Agreement Obligations (other than funds deposited for the satisfaction, discharge or defeasance of the BDK Credit Agreement) other than pursuant to the First Lien Collateral Documents, and by executing this Agreement (or a Joinder Agreement), each such Collateral Agent and each such Representative and the Series of First Lien Claimholders for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First Lien Collateral Documents applicable to it.

(e)               Each of the First Lien Claimholders agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Claimholders in all or any part of the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any Collateral Agent or any Representative to enforce this Agreement or (ii) the rights of any First Lien Claimholder to contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting First Lien Obligations.

Section 2.3	No Interference; Payment Over; Exculpatory Provisions.

(a)               Each First Lien Claimholder agrees that (i) it will not challenge or question or support any other Person in challenging or questioning in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Collateral Document or the validity, attachment, perfection or priority of any Lien under any First Lien Collateral Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Claimholder from challenging or questioning the validity or enforceability of any First Lien Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.2, it shall have no right to and shall not otherwise (A) direct the Applicable Collateral Agent or any other First Lien Claimholder to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any other intercreditor agreement) or (B) consent to, or object to, the exercise by, or any forbearance from exercising by, the Applicable Collateral Agent or any other First Lien Claimholder represented by it of any right, remedy or power with respect to any Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent or any other First Lien Claimholder represented by it seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Collateral and (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Applicable Collateral Agent or any other First Lien Claimholder to (i) enforce this Agreement or (ii) contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting First Lien Obligations.

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(b)               Each First Lien Claimholder hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any Shared Collateral, pursuant to any First Lien Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Claimholders having a security interest in such Shared Collateral and promptly transfer any such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent, to be distributed by such Applicable Collateral Agent in accordance with the provisions of Section 2.1(a) hereof, provided, however, that the foregoing shall not apply to any Shared Collateral purchased by any First Lien Claimholder for cash pursuant to any exercise of remedies permitted hereunder.

(c)               None of the Applicable Collateral Agent, any Applicable Representative or any other First Lien Claimholder shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent, such Applicable Representative or any other First Lien Claimholder with respect to any Collateral in accordance with the provisions of this Agreement.

Section 2.4	Automatic Release of Liens.

(a)               If, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Applicable Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of each Series of First Lien Claimholders (or in favor of such other First Lien Claimholders if directly secured by such Liens) upon such Shared Collateral will automatically be released and discharged upon final conclusion of such disposition as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.1 hereof. If in connection with any such foreclosure or other exercise of remedies by the Applicable Collateral Agent, the Applicable Collateral Agent or related Applicable Representative of such Series of First Lien Obligations releases any guarantor from its obligation under a guarantee of the Series of First Lien Obligations for which it serves as agent prior to a Discharge of such Series of First Lien Obligations, such guarantor also shall be released from its guarantee of all other First Lien Obligations. If in connection with any such foreclosure or other exercise of remedies by the Applicable Collateral Agent, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Applicable Collateral Agent releases its Lien on the property or assets of such Person, then the Liens of each other Collateral Agent (or in favor of such other First Lien Claimholders if directly secured by such Liens) with respect to any Collateral consisting of the property or assets of such Person will be automatically released to the same extent as the Liens of the Applicable Collateral Agent are released; provided that any proceeds of any such equity interests foreclosed upon where the Applicable Collateral Agent releases its Lien on the assets of such Person on which another Series of First Lien Obligations holds a Lien on any of the assets of such Person (any such assets, the “Underlying Assets”) which Lien is released as provided in this sentence (any such Proceeds being referred to herein as “Equity Release Proceeds” regardless of whether or not such other Series of First Lien Obligations holds a Lien on such equity interests so disposed of) shall be applied pursuant to Section 2.1 hereof.

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(b)               Without limiting the rights of the Applicable Collateral Agent under Section 4.2, each Collateral Agent and each Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral, Underlying Assets or guarantee provided for in this Section.

Section 2.5	Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a)               This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against any Grantor or any of its subsidiaries.

(b)               If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First Lien Claimholder (other than any Controlling Claimholder or any Representative of any Controlling Claimholder) agrees that it will not raise any objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless a Representative of the Controlling Claimholders shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Claimholders, each Non-Controlling Claimholder will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Claimholders (other than any Liens of any First Lien Claimholders constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Claimholders, each Non-Controlling Claimholder will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Claimholders of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other First Lien Claimholders (other than any Liens of the First Lien Claimholders constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Claimholders of each Series are granted Liens on any additional collateral pledged to any First Lien Claimholders as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the First Lien Claimholders as set forth in this Agreement (other than any Liens of any First Lien Claimholders constituting DIP Financing Liens), (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.1(a) of this Agreement, and (D) if any First Lien Claimholders are granted adequate protection with respect to the First Lien Obligations subject hereto, including in the form of periodic payments, in connection with such use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.1(a) of this Agreement; provided that the First Lien Claimholders of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Claimholders of such Series or their Representative that shall not constitute Shared Collateral; provided, further, that the First Lien Claimholders receiving adequate protection shall not object to any other First Lien Claimholder receiving adequate protection comparable to any adequate protection granted to such First Lien Claimholders in connection with a DIP Financing or use of cash collateral.

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(c)               If any First Lien Claimholder is granted adequate protection (A) in the form of Liens on any additional collateral, then each other First Lien Claimholder shall be entitled to seek, and each First Lien Claimholder will consent and not object to, adequate protection in the form of Liens on such additional collateral with the same priority vis-à-vis the First Lien Claimholders as set forth in this Agreement, (B) in the form of a superpriority or other administrative claim, then each other First Lien Claimholder shall be entitled to seek, and each First Lien Claimholder will consent and not object to, adequate protection in the form of a pari passu superpriority or administrative claim or (C) in the form of periodic or other cash payments, then the proceeds of such adequate protection must be applied to all First Lien Obligations pursuant to Section 2.1.

Section 2.6	Reinstatement.

In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Agreement shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash. This Section 2.6 shall survive termination of this Agreement.

Section 2.7	Insurance and Condemnation Awards.

As among the First Lien Claimholders, the Applicable Collateral Agent (acting at the direction of the Applicable Representative), shall have the right, but not the obligation, to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. To the extent any Collateral Agent or any other First Lien Claimholder receives proceeds of such insurance policy and such proceeds are not permitted or required to be returned to any Grantor under the applicable First Lien Documents, such proceeds shall be turned over to the Applicable Collateral Agent for application as provided in Section 2.1 hereof.

Section 2.8	Refinancings.

The First Lien Obligations of any Series may, subject to Section 5.14, be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any First Lien Document) of any First Lien Claimholder of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Representative and Collateral Agent of the holders of any such Refinancing Indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing Indebtedness. If such Refinancing Indebtedness is intended to constitute a Replacement FRG Credit Agreement, the Company shall so state in its Designation.

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Section 2.9	Gratuitous Bailee/Agent for Perfection.

(a)               The Applicable Collateral Agent shall be entitled to hold any Possessory Collateral constituting Shared Collateral.

(b)               Notwithstanding the foregoing, each Collateral Agent agrees to hold any Possessory Collateral constituting Shared Collateral and any other Shared Collateral from time to time in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Claimholder (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee, solely for the purpose of perfecting the security interest granted in such Shared Collateral, if any, pursuant to the applicable First Lien Collateral Documents, in each case, subject to the terms and conditions of this Section 2.9. Solely with respect to any Deposit Accounts constituting Shared Collateral under the control (within the meaning of Section 9-104 of the UCC) of any Collateral Agent, each such Collateral Agent agrees to also hold control over such Deposit Accounts as gratuitous agent for each other First Lien Claimholder and any assignee solely for the purpose of perfecting the security interest in such Deposit Accounts, subject to the terms and conditions of this Section 2.9.

(c)               No Collateral Agent shall have any obligation whatsoever to any First Lien Claimholder to ensure that the Possessory Collateral and Control Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.9. The duties or responsibilities of each Collateral Agent under this Section 2.9 shall be limited solely to holding any Possessory Collateral constituting Shared Collateral or any other Shared Collateral in its possession or control as gratuitous bailee (and with respect to Deposit Accounts, as gratuitous agent) in accordance with this Section 2.9 and delivering the Possessory Collateral constituting Shared Collateral as provided in Section 2.9(e) below.

(d)               None of the Collateral Agents or any of the First Lien Claimholders shall have by reason of the First Lien Documents, this Agreement or any other document a fiduciary relationship in respect of the other Collateral Agents or any other First Lien Claimholder, and each Collateral Agent and each First Lien Claimholder hereby waives and releases the other Collateral Agents and First Lien Claimholders from all claims and liabilities arising pursuant to any Collateral Agent’s role under this Section 2.9 as gratuitous bailee with respect to the Possessory Collateral constituting Shared Collateral or any other Shared Collateral in its possession or control (and with respect to the Deposit Accounts, as gratuitous agent).

(e)               At any time the Applicable Collateral Agent is no longer the Applicable Collateral Agent, such outgoing Applicable Collateral Agent shall deliver the remaining Possessory Collateral constituting Shared Collateral in its possession (if any) together with any necessary endorsements (which endorsement shall be without recourse and without any representation or warranty), first, to the then Applicable Collateral Agent to the extent First Lien Obligations remain outstanding and second, to the applicable Grantor to the extent no First Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Shared Collateral) or to whomever may be lawfully entitled to receive the same, including pursuant to any Intercreditor Agreement (as defined in the FRG Credit Agreement), if applicable. The outgoing Applicable Collateral Agent further agrees to take all other action reasonably requested by the then Applicable Collateral Agent at the expense of the Company in connection with the then Applicable Collateral Agent obtaining a first-priority security interest in the Shared Collateral.

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Section 2.10	Amendments to First Lien Collateral Documents.

(a)               Without the prior written consent of each other Collateral Agent, each Collateral Agent agrees that no First Lien Collateral Document may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time or entered into to the extent such amendment, supplement, Refinancing or modification, or the terms of any new First Lien Collateral Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b)               In determining whether an amendment to any First Lien Collateral Document is permitted by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Company stating that such amendment is permitted by this Section 2.10.

Section 2.11	Similar Liens and Agreements.

(a)               Subject to Section 2.11(b) below, the parties hereto agree that it is their intention that the Collateral be identical for all First Lien Claimholders. In furtherance of, but subject to, the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(i)                 upon request by any Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Shared Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the FRG Credit Agreement Documents and the BDK Credit Agreement Documents; and

(ii)              that the documents and agreements creating or evidencing the Liens on Shared Collateral securing the FRG Credit Agreement Obligations and the BDK Credit Agreement Obligations shall, subject to the terms and conditions of Section 5.2, be in all material respects the same forms of documents as one another, except that the documents and agreements creating or evidencing the Liens securing the BDK Credit Agreement Obligations may contain additional provisions as may be necessary or appropriate to establish the intercreditor arrangements among the various separate classes of creditors holding BDK Credit Agreement Obligations.

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Article III.

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever any Applicable Collateral Agent or any Applicable Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Representative or each other Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if a Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Applicable Collateral Agent or Applicable Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Applicable Collateral Agent and each Applicable Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Claimholder or any other person as a result of such determination.

Article IV.

THE APPLICABLE COLLATERAL AGENT

Section 4.1	Authority.

(a)               Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent to any Non-Controlling Claimholder or give any Non-Controlling Claimholder the right to direct any Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.1 hereof.

(b)               In furtherance of the foregoing, each Non-Controlling Claimholder acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the First Lien Claimholders, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Collateral Documents, as applicable, without regard to any rights to which the Non-Controlling Claimholders would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Claimholders. Without limiting the foregoing, each Non-Controlling Claimholder agrees that none of the Applicable Collateral Agent, the Applicable Representative or any other First Lien Claimholder shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Claimholders, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Claimholders from such realization, sale, disposition or liquidation. Each of the First Lien Claimholders waives any claim it may now or hereafter have against any Collateral Agent or Representative of any other Series of First Lien Obligations or any other First Lien Claimholder of any other Series arising out of (i) any actions which any such Collateral Agent, Representative or any First Lien Claimholder represented by it take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Collateral Documents or any other agreement related thereto or in connection with the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations; provided that nothing in this clause (i) shall be construed to prevent or impair the rights of any Collateral Agent or Representative to enforce this Agreement, (ii) any election by any Applicable Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.5, any borrowing, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Company or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Applicable Collateral Agent shall not (i) accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral or (ii) “credit bid” for or purchase (other than for cash) Shared Collateral at any public, private or judicial foreclosure upon such Shared Collateral, without the consent of each Representative representing holders of First Lien Obligations for whom such Collateral constitutes Shared Collateral.

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Section 4.2	Power-of-Attorney.

Each Non-Controlling Representative and Collateral Agent that is not the Applicable Collateral Agent, for itself and on behalf of each other First Lien Claimholder of the Series for whom it is acting, hereby irrevocably appoints the Applicable Collateral Agent and any officer or agent of the Applicable Collateral Agent, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Representative, Collateral Agent or First Lien Claimholder, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each First Lien Collateral Document with respect to Shared Collateral and the execution of releases in connection therewith.

Article V.

MISCELLANEOUS

Section 5.1	Integration/Conflicts.

This Agreement, together with the other First Lien Documents and the First Lien Collateral Documents, represents the entire agreement of each of the Grantors and the First Lien Claimholders with respect to the subject matter hereof and thereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by any Representative, Collateral Agent or First Lien Claimholder relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Documents the provisions of this Agreement shall govern and control as to the parties hereto.

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Section 5.2	Effectiveness; Continuing Nature of this Agreement; Severability.

This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement and the First Lien Claimholders of any Series may continue, at any time and without notice to any First Lien Claimholder of any other Series, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting First Lien Obligations in reliance hereon. Each Representative and each Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor in possession and any receiver, trustee or similar person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect with respect to any Representative or Collateral Agent and the First Lien Claimholders represented by such Representative or Collateral Agent and their First Lien Obligations, on the date on which there has been a Discharge of such Series of First Lien Obligations, subject to the rights of the First Lien Claimholders under Section 2.6; provided, however, that such termination shall not relieve any such party of its obligations incurred hereunder prior to the date of such termination.

Section 5.3	Amendments; Waivers.

(a)               No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly and adversely affected.

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(b)               Notwithstanding the foregoing, without the consent of any First Lien Claimholder, any Representative and Collateral Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 of this Agreement and upon such execution and delivery, such Representative and Collateral Agent and the Replacement FRG Claimholders and Replacement FRG Credit Agreement Obligations of the Series for which such Representative and Collateral Agent is acting shall be subject to the terms hereof.

(c)               Notwithstanding the foregoing, without the consent of any other Representative or First Lien Claimholder, the Applicable Collateral Agent may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any FRG Replacement Credit Agreement Obligations in compliance with the FRG Credit Agreement and the other First Lien Documents.

Section 5.4	Information Concerning Financial Condition of the Grantors and their Subsidiaries.

The Representative and Collateral Agent and the other First Lien Claimholders of each Series shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations. The Representative and Collateral Agent and the other First Lien Claimholders of each Series shall have no duty to advise the Representative, Collateral Agent or First Lien Claimholders of any other Series of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Representative or Collateral Agent or any of the other First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Representative, Collateral Agent or First Lien Claimholders of any other Series, it or they shall be under no obligation:

(a)               to make, and such Representative and Collateral Agent and such other First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b)               to provide any additional information or to provide any such information on any subsequent occasion;

(c)               to undertake any investigation; or

(d)               to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 5.5	Submission to Jurisdiction; Certain Waivers.

Each of the Company, each other Grantor, each Collateral Agent and each Representative, on behalf of itself and each other First Lien Claimholder represented by it, hereby irrevocably and unconditionally:

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(a)               submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Collateral Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive (subject to Section 5.5(c) below) general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b)               agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;

(c)               agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other First Lien Document shall affect any right that any Collateral Agent, Representative or other First Lien Claimholder may otherwise have to bring any action or proceeding relating to this Agreement or any other First Lien Document against such Grantor or any of its assets in the courts of any jurisdiction;

(d)               waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other First Lien Collateral Document in any court referred to in Section 5.5(a) (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);

(e)               consents to service of process in any such proceeding in any such court by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with Section 5.7 (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law);

(f)                agrees that service as provided in Section 5.5(e) above is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and

(g)               waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

Section 5.6	WAIVER OF JURY TRIAL.

EACH PARTY HERETO AND EACH OF THE COMPANY AND THE OTHER GRANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FIRST LIEN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO AND EACH OF THE COMPANY AND THE OTHER GRANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH SUCH PARTY HERETO, THE COMPANY AND EACH OTHER GRANTOR HAS BEEN INDUCED TO ENTER INTO OR ACKNOWLEDGE THIS AGREEMENT AND THE OTHER FIRST LIEN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO AND EACH OF THE COMPANY AND THE OTHER GRANTORS FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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Section 5.7	Notices.

Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by facsimile, electronic mail or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or electronic mail, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto or in the Joinder Agreement pursuant to which it becomes a party hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 5.8	Further Assurances.

Each Representative and Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, and the Company and each other Grantor, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any Representative and Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

Section 5.9	Agency Capacities.

Except as expressly provided herein, (a) JPMorgan Chase Bank, N.A. is acting in the capacity of Initial FRG Representative and Initial FRG Collateral Agent solely for the Initial FRG Claimholders, (b) the BDK Representative and the BDK Collateral Agent are acting in the capacities of Representative and Collateral Agent, respectively, solely for the BDK Claimholders, and (c) each Replacement FRG Representative and Replacement FRG Collateral Agent is acting in the capacity of Representative and Collateral Agent, respectively, solely for the Replacement FRG Claimholders.

Section 5.10	GOVERNING LAW.

THIS AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

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Section 5.11	Binding on Successors and Assigns.

This Agreement shall be binding upon each Representative and each Collateral Agent, the First Lien Claimholders, the Company and the other Grantors, and their respective successors and assigns from time to time. If any of the Representatives and/or Collateral Agents resigns or is replaced pursuant to the applicable First Lien Documents, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement. No provision of this Agreement will inure to the benefit of a trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor, including where any such trustee, debtor-in-possession, creditor trust or other representative of an estate is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding.

Section 5.12	Section Headings.

Section headings and the Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 5.13	Counterparts.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

Section 5.14	Replacement FRG Credit Agreement Obligations.

(a)               To the extent not prohibited by the provisions of the BDK Credit Agreement, the Company may incur additional Indebtedness as Replacement FRG Credit Agreement Obligations after the date hereof that is secured on an equal and ratable basis with the Liens securing the BDK Credit Agreement Obligations. Any such Replacement FRG Credit Agreement Obligations may be secured by a Lien on a ratable basis, in each case under and pursuant to the applicable Replacement FRG Collateral Documents, if, and subject to the condition that, the Replacement FRG Collateral Agent and the Replacement FRG Representative of any such Replacement FRG Credit Agreement Obligations, acting on behalf of the holders of such Replacement FRG Credit Agreement Obligations, each becomes a party to this Agreement by satisfying the conditions set forth in Section 5.14(b).

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(b)               In order for a Replacement FRG Representative and a Replacement FRG Collateral Agent to become a party to this Agreement,

(i)                 such Replacement FRG Representative and such Replacement FRG Collateral Agent shall have executed and delivered an instrument substantially in the form of Exhibit A (with such changes as may be reasonably approved by the BDK Collateral Agent and such Replacement FRG Representative and Replacement FRG Collateral Agent) pursuant to which such Replacement FRG Representative becomes a Representative hereunder and such Replacement FRG Collateral Agent becomes a Collateral Agent hereunder, and such Replacement FRG Credit Agreement Obligations and the Replacement FRG Claimholders of such Series become subject hereto and bound hereby;

(ii)              the Company shall have delivered to each Collateral Agent:

(a)               true and complete copies of each of the Replacement FRG Credit Agreement and the Replacement FRG Collateral Documents for such Series, certified as being true and correct by a Responsible Officer of the Company;

(b)               a Designation substantially in the form of Exhibit B pursuant to which the Company shall (A) identify the Indebtedness to be designated as Replacement FRG Credit Agreement Obligations and the initial aggregate principal amount or committed amount thereof, (B) specify the name and address of the Replacement FRG Collateral Agent and the Replacement FRG Representative, (C) certify that such Replacement FRG Credit Agreement Obligations are permitted by the BDK Credit Agreement Documents and that the conditions set forth in this Section 5.14 are satisfied with respect to such Replacement FRG Credit Agreement Obligations, and (D) expressly state that such agreement giving rise to the new Indebtedness satisfies the requirements of a Replacement FRG Credit Agreement and the Company elects to designate such agreement as a Replacement FRG Credit Agreement; and

(iii)            the Replacement FRG Credit Agreement Documents shall provide, in a manner reasonably satisfactory to the BDK Collateral Agent, that each Replacement FRG Claimholder with respect to such Series of Replacement FRG Credit Agreement Obligations will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Replacement FRG Credit Agreement Obligations.

(c)               Upon the execution and delivery of a Joinder Agreement by a Replacement FRG Representative and a Replacement FRG Collateral Agent, in each case, in accordance with this Section 5.14, the BDK Representative and the BDK Collateral Agent shall acknowledge such receipt thereof by countersigning a copy thereof, subject to the terms of this Section 5.14 and returning the same to such Replacement FRG Representative and Replacement FRG Collateral Agent; provided that the failure of the BDK Representative or the BDK Collateral Agent to so acknowledge or return shall not affect the status of such debt as Replacement FRG Credit Agreement Obligations if the other requirements of this Section 5.14 are complied with.

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Section 5.15	Authorization.

By its signature, each Person executing this Agreement, on behalf of such party or Grantor but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

Section 5.16	No Third Party Beneficiaries/ Provisions Solely to Define Relative Rights.

The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Claimholders in relation to one another. None of the Company, any other Grantor nor any other creditor thereof shall have any rights or obligations hereunder and no such Person is an intended beneficiary or third party beneficiary hereof, except, in each case, as expressly provided in this Agreement, and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.4 and 2.8 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms. Without limitation of any other provisions of this Agreement, each of the Company and each Grantor hereby (a) acknowledges that it has read this Agreement and consents hereto, (b) agrees that it will not take any action that would be contrary to the express provisions of this Agreement and (c) agrees to abide by the requirements expressly applicable to it under this Agreement.

Section 5.17	[Reserved].

Section 5.18	Additional Grantors.

Each Grantor agrees that it shall ensure that each of its Subsidiaries (other than Badcock) that is or is to become a party to any First Lien Document and which grants or purports to grant a lien on any of its assets shall either execute this Agreement on the date hereof or shall confirm that it is a Grantor hereunder pursuant to a joinder agreement substantially in the form attached hereto as Exhibit C that is executed and delivered by such Subsidiary prior to or concurrently with its execution and delivery of such First Lien Document.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Initial FRG Representative and Initial FRG Collateral Agent

By: /s/ James A. Knight
Name: James A. Knight
Title: Executive Director

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 23
New York, NY 10179
Attn: James Knight
Facsimile: (917) 464-7000
Email: james.a.knight@jpmorgan.com

[SIGNATURE PAGE TO FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as BDK Collateral Agent and BDK Representative

By: /s/ James A. Knight
Name: James A. Knight
Title: Executive Director

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 23
New York, NY 10179
Attn: James Knight
Facsimile: (917) 464-7000
Email: james.a.knight@jpmorgan.com

[SIGNATURE PAGE TO FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT]

Acknowledged to by:

GRANTORS:

VITAMIN SHOPPE INDUSTRIES LLC

VITAMIN SHOPPE FRANCHISING, LLC

By: /s/ Laura Coffey

Name:	Laura Coffey
Title:	Chief Financial Officer

AMERICAN FREIGHT MANAGEMENT COMPANY, LLC

AMERICAN FREIGHT GROUP, LLC

AMERICAN FREIGHT HOLDINGS, LLC

AMERICAN FREIGHT, LLC

FRANCHISE GROUP ACQUISITION TM, LLC

FRANCHISE GROUP INTERMEDIATE B, LLC

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC

FRANCHISE GROUP INTERMEDIATE PSP, LLC

FRANCHISE GROUP INTERMEDIATE S, LLC

FRANCHISE GROUP INTERMEDIATE V, LLC

FRANCHISE GROUP NEW HOLDCO, LLC

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC

FRANCHISE GROUP NEWCO PSP, LLC

FRANCHISE GROUP NEWCO S, LLC

FRANCHISE GROUP NEWCO V, LLC

FRANCHISE GROUP, INC.,

VALOR ACQUISITION, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT]

BETANCOURT SPORTS NUTRITION, LLC

VITAMIN SHOPPE FLORIDA, LLC

VITAMIN SHOPPE MARINER, LLC

VITAMIN SHOPPE GLOBAL, LLC

VITAMIN SHOPPE PROCUREMENT SERVICES, LLC

By: Vitamin Shoppe Industries LLC, its sole member

By: /s/ Laura Coffey

Name:	Laura Coffey
Title:	Chief Financial Officer

AMERICAN FREIGHT OUTLET STORES, LLC

OUTLET MERCHANDISE, LLC

By: /s/ Will Powell

Name:	Will Powell
Title:	President

AMERICAN FREIGHT FRANCHISING, LLC

AMERICAN FREIGHT FRANCHISOR, LLC

AMERICAN FREIGHT FFO, LLC

By: /s/ Will Powell

Name:	Will Powell
Title:	Chief Executive Officer and President

PET SUPPLIES “PLUS”, LLC

PSP MIDCO, LLC

PSP SERVICE NEWCO, LLC

PSP STORES, LLC

PSP SUBCO, LLC

PSP GROUP, LLC

PSP FRANCHISING, LLC

PSP DISTRIBUTION, LLC

EDUCATE CORPORATE CENTERS HOLDINGS, LLC

EDUCATE DIGITAL, LLC

EDUCATE OPERATING COMPANY, LLC

EDUCATE, INC.

LEARNING PARTNERSHIPS, LLC

LEARNING SYSTEM OF THE FUTURE, LLC

[SIGNATURE PAGE TO FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT]

MARYLAND LEARNING CENTERS, LLC

OMEGA LEARNING CENTERS, LLC

SYLVAN IN-HOME, LLC

SYLVAN LEARNING CENTERS, LLC

SYLVAN LEARNING, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: Vice President

BUDDY'S NEWCO, LLC

BUDDY'S FRANCHISING AND LICENSING LLC

By: /s/ Michael Bennett

Name: Michael Bennett

Title: Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE SL, LLC

FRANCHISE GROUP NEWCO SL, LLC

FRANCHISE GROUP INTERMEDIATE BHF, LLC

FRANCHISE GROUP NEWCO BHF, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: President and Chief Executive Officer

109 Innovation Court, Suite J,

Delaware, OH 43015

Attention: Tiffany McMillan-McWaters

Email: tmcwaters@franchisegrp.com

[SIGNATURE PAGE TO FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT]